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                                                                    Exhibit 10.2

ACKNOWLEDGMENT OF ASSIGNMENT dated as of March 5, 2003 among VENTURES-NATIONAL INCORPORATED, a Utah corporation with offices at 1855 Norman Avenue, Santa Clara, California 95054-2029 (VNI); TITAN PCB EAST, INC., a Delaware corporation and a wholly-owned subsidiary of Purchaser with offices at 1855 Norman Avenue, Santa Clara, California 95054-2029 (East, in this agreement VNI, East, and any present or future affiliate or subsidiary of either will be collectively referred to as (Titan)); and COESEN INC., a New Hampshire corporation with offices at P.O. Box 275, Hudson NH 03051 (Coesen).

         WHEREAS, Coesen has previously granted a perpetual life time license to build and sell HVR-Flex (the Technology) to Eastern Manufacturing Corporation, a Massachusetts corporation (EMC) pursuant to a license agreement between EMC and Coesen dated January 6, 1995 (the License Agreement);

         WHEREAS, on February 27, 2003, Titan purchased all of the assets of EMC, including, without limitation, all of EMCs rights under the License Agreement and, in connection with this purchase, East was assigned the rights under the License Agreement;

         WHEREAS, Coesen now wishes to acknowledge and confirm the assignment of the License Agreement to Titan;

         NOW, THEREFORE, the parties agree as follows:

1. Coesen hereby consents to the assignment and transfer of EMCs rights under the License Agreement from EMC to East;

2. Coesen acknowledges and agrees that all the rights and obligations previously held by EMC under the License Agreement are now held by East, and Coesen will recognize these rights and obligations when performed or enforced by East;

3. Coesen acknowledges and agrees that whether the Technology is used by Titan, Coesen will regard any such use as a use by East pursuant to the License Agreement;

4. Titan shall pay Coesen a 2% royalty on a quarterly basis for all HVRFlex type product sold as consideration for the License Agreement.

5. Coesen will forgive the royalty for each quarter that both Alfred Covino and Joseph Thoman are under employment contracts with Titan/Ventures-National, Inc.

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VENTURES-NATIONAL INCORPORATED


By: /s/ David M. Marks                            By: /s/ Joseph Thoman
   -------------------------------                   -------------------------
Name: David Marks                                     Name: Joseph Thoman
Title: Chairman                                       Title: Vice President



                                        TITAN PCB EAST, INC.

                                        By:  /s/ David Marks
                                           -------------------------------------
                                             Name: David Marks
                                             Title: Chairman